UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 8, 2004

                                  Icoria, Inc.
             (Exact name of registrant as specified in its charter)

           Delaware                  0-30365                     56-2047837
(State or other jurisdiction       (Commission                (I.R.S. Employer
      of incorporation)            File Number)              Identification No.)

                 108 T.W. Alexander Drive,
         Research Triangle Park, North Carolina                   27709
        (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (919) 425-3000

                             Paradigm Genetics, Inc.
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On November 8, 2004, Icoria, Inc. (the "Company" or "ICOR") Nasdaq(R) NM issued a press release announcing its financial results for the third quarter ended September 30, 2004. A copy of the press release is furnished as Exhibit
99.1 to this report and is incorporated herein by reference.

      This  information  shall not be deemed to be "filed"  for the  purposes of
Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

      (b) On November 8, 2004, Philip R. Alfano, the Company's Vice President, Finance, Chief Financial Officer and Treasurer announced, for personal reasons, his intention to step down from his current position with the Company effective December 31, 2004. Until the effective date, Mr. Alfano will continue in his current role with the Company. Thereafter, both he and the Company intend that he remain employed on a part-time basis, as Special Assistant to the CEO, involved in special projects.

ITEM 7.01 REGULATION FD DISCLOSURE.


      On the November 8, 2004 conference call, the Company discussed its contract with Bayer AG ("Bayer"), and the Company's belief that Bayer is going to exercise its right to wind the contract down in early in 2005 due to the availability of their internal resources for assay development. The impact of this potential development was discussed in more detail on that call.

      This  information  shall not be deemed to be "filed"  for the  purposes of
Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits:

            99.1  Press Release of Icoria, Inc. dated November 8, 2004


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 ICORIA, INC.

                                                 (Registrant)

Dated: November 9, 2004                      By: /s/ Philip R. Alfano
                                                 ------------------------------
                                                 Philip R. Alfano
                                                 Vice President, Finance, Chief
                                                 Financial Officer and Treasurer


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                                  EXHIBIT INDEX


Exhibit
  No.        Description
-------      -----------
99.1         Press Release of Icoria, Inc. dated November 8, 2004


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